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                                  EXHIBIT 23.2



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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Shareholder
MT Acquisition Corp.

We consent to the use of our report with respect to MT Acquisition Corp. included herein and the reference to our firm under the heading 'Independent Auditors' in the Prospectus.


KPMG FIDES PEAT
October 1, 1996
Zurich, Switzerland